Exhibit 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Robert Astore, Chief Financial Officer, and Member of the Board of Directors of International Power Group, Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.   This amendment to the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February,8 2008

/s/ Robert Astore
Robert Astore
(Principal Financial Officer and Member of the Board of Directors.)